SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 17, 2002

Fleet Credit Card Master Trust II

(Formerly ADVANTA Credit Card Master Trust II)

(Exact name or Registrant as specified in its charter)

New York	Reg. No. 0-20973	Not Required
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fleet Bank (RI), National Association

Attention: Linda Morris, Secretary

680 Blair Mill Road

Horsham, Pennsylvania 19044

(Address of Owner/Servicer)

111 Westminster Street

Providence, Rhode Island 02903

(Address of principal executive offices)

(215) 444-6800 (Telephone Number of Owner/Servicer)

(Registrant's Telephone Number)

Items 1-4. Inapplicable.
Item 5. Other Events.

Information relating to the distributions to Certificateholders for the May 2002 Monthly Period of the Trust in respect of the following Floating Rate Asset Backed Certificates: Series 1995-C, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-D, Series 1999-A, Series 1999-B, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2000-D, and Series 2001-A, Series 2001-B, and Series 2001-C and the following Fixed Rate Asset Backed Certificates: Series 1996-A, Class A-1, and Series 1999-C, Series 2001-B, and Series 2001-C (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement date as of December 1, 1993 as amended and restated January 1, 2002 and as further amended on April 1, 2002, (the "Agreement"), among Fleet Bank (RI), National Association, as Servicer, Fleet Credit Card Funding Trust, as Transferor and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust II.

On March 31, 2001, the Financial Accounting Standards Board's Statement of Financial Accounting Standard 140 ("SFAS 140") became effective. SFAS 140 requires that, to achieve sale treatment, financial assets transferred in a securitization be sufficiently isolated from the seller so that neither the seller nor its creditors can reclaim them. To comply with SFAS 140, Fleet Bank (RI), as seller of the assets to the Fleet Credit Card Master Trust II (the "Trust") implemented a two-step structure for the transfer of receivables to the Trust as of January 1, 2002.

To implement the two-step transfer, Fleet Bank (RI) created Fleet Credit Card Funding Trust, LLC, a bankruptcy-remote special purpose entity and entered into a Receivables Purchase Agreement dated as of January 1, 2002 with Fleet Credit Card Funding, LLC. On March 28, 2002 Fleet Credit Card Funding, LLC was converted to a Delaware business trust known as Fleet Credit Card Funding Trust, ("FCCF"). Under the Receivables Purchase Agreement, which was amended in conjunction with the conversion, Fleet (RI) sells credit card receivables to FCCF. Pursuant to the Agreement, FCCF, as successor upon conversion to Fleet Credit Card Funding, LLC became the transferor to the Trust and transfers receivables purchased from Fleet Bank (RI) to the Trust. Fleet Bank (RI) continues as owner of the credit card accounts and as the servicer.

Item 6. Inapplicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
1.

Monthly Reports for the May 2002 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1995-C, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-D, Series 1999-A, Series 1999-B, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2000-D, Series 2001-A and the following Fixed Rate Asset Backed Certificates: Series 1996-A Class A-1, and Series 1999-C, Series 2001-B, and Series 2001-C issued by Fleet Credit Card Master Trust II.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Fleet Credit Card Master Trust II
(Registrant)

BY:

Fleet Bank (RI), National Association
(Owner/Servicer)

Date: June 17, 2002
By:
Name:
Title:

/s/ PAUL V. STAHLIN
Paul V. Stahlin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit		Sequential Page Number
1.	Monthly Reports for the May 2002 Monthly Period relating to the Asset Backed Certificates Series 1995-C, Series 1996-A, Series 1996-B, Series 1996-D, Series 1999-A, Series 1999-B, Series 1999-C, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2000-D, Series 2001-A, Series 2001-B, and Series 2001-C issued by the Fleet Credit Card Master Trust II.	5